SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of ________, 2004 by and between Star Computing Limited, a Nevada corporation (the "Company"), and the purchaser whose name and address are set forth on the signature page hereto ("Purchaser").

                                    RECITALS

         WHEREAS, pursuant to that certain Subscription Application of Purchaser dated _________, 2004 (the "Subscription Application"), an executed copy of which is attached hereto as Exhibit A, the Company desires to sell to Purchaser and Purchaser desires to purchase from the Company the number of shares of the Company's restricted common stock set forth on the signature page hereto (collectively, the "Common Stock") at a price of $1.50 per share and a warrant to purchase additional shares of the common stock of the Company as set forth in the form of warrant attached hereto as Exhibit B (the "Warrant'), subject to the terms and conditions of this Agreement and the other documents or instruments contemplated hereby.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    AGREEMENT

1. Sale and Issuance of Common Stock and Warrant.

         Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance (the "Issuance") to Purchaser of the Common Stock and the Warrant. At the Closing (as defined in Section 2.1), the Company shall sell to Purchaser, and Purchaser shall purchase from the Company, the Common Stock at a purchase price of $1.50 per share, subject to the terms and conditions of this Agreement. Additionally, the Company shall issue a warrant to purchase the same amount of shares of the Company's Common Stock purchased by the Purchaser pursuant to this Agreement at an exercise price of $3.00 per share in the form of warrant attached hereto as Exhibit B.

2. The Closing; Contingency.

         2.1 Subject to the contingency set forth in Section 2.3 hereof, the closing of the Issuance to Purchaser (the "Closing") shall take place at the principal office of the Escrow Agent as defined in that certain Escrow Agreement dated of even date hereof executed by the Escrow Agent and all the parties to this Agreement (the "Escrow Agreement").

         2.2 At the Closing, (A) the Company shall have delivered to the Escrow Agent a stock certificate representing the Common Stock purchased by the Purchaser, the Warrant, an executed copy of this Agreement and an executed copy of the Escrow Agreement; and (B) the Purchaser shall have delivered to the Escrow Agent by wire transfer in an aggregate amount equal to the purchase price therefor as set forth on the signature page hereto, an executed copy of this Agreement and an executed copy of the Escrow Agreement.

         2.3 The closing of the Issuance is contingent on the Company entering into that certain Stock Purchase Agreement dated of even date hereof by and among the Company and Larry S. Poland, an individual stockholder of the Company, on the one hand, and Hi-Tech Environmental Products, LLC, a Nevada limited liability company d/b/a VitroCo, VitroCo Materials, LLC, a Nevada limited liability company and all of the shareholders of VitroTech Corporation, a Delaware corporation, on the other hand.

3. Representations and Warranties of the Company.

         The Company hereby represents and warrants to Purchaser as follows:

         3.1      Organization.

         The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company.

         3.2      Authorization of Agreement, Etc.

         The execution, delivery and performance by the Company of this Agreement and the Subscription Application and each other document or instrument contemplated hereby or thereby (collectively, the "Financing Documents") have been duly authorized by all requisite corporate action by the Company; and this Agreement and each other Financing Document have been duly executed and delivered by the Company. Each of the Financing Documents, when executed and delivered by the Company, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4. Representations and Warranties of Purchaser.

         Purchaser hereby represents and warrants to the Company as follows:

         4.1      Authorization of the Documents.

         Purchaser has all requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents and the transactions contemplated thereby, and the execution, delivery and performance by Purchaser of the Financing Documents have been duly authorized by all requisite action by Purchaser and each such Financing Document, when executed and delivered by Purchaser, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         4.2      Investment Representations.

         All of the representations, warranties and information of Purchaser provided in the Subscription Application are incorporated herein and made a part hereof by this reference and shall be true at the Closing with the same effect as though made at the Closing.

         4.3      U.S.A. Patriot Act Representations

         (A) Purchaser represents, warrants and covenants that Purchaser:

              (i)(a) is subscribing for the Common Stock for Purchaser's own account, own risk and own beneficial interest, (b) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an "Underlying Beneficial Owner") and no Underlying Beneficial Owner will have a beneficial or economic interest in the Common Stock being purchased by Purchaser (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction), (c) if it is an entity, including, without limitation, a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an "Entity"), has carried out thorough due diligence as to and established the identities of such Entity's investors, directors, officers, trustees, beneficiaries and grantors (to the extent applicable, each a "Related Person" of such Entity), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Purchaser's resale or other disposition of all the Common Stock, will request such additional information as the Company may require to verify such identities as may be required by applicable law, and will make such information available to the Company upon its request, and (d) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Common Stock to any Underlying Beneficial Owner or any other person; or (check and initial one box)

              (ii)(a) is subscribing for the Common Stock as a record owner and will not have a beneficial ownership interest in the Common Stock, (b) is acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners (as defined in (A)(i)(a) above), and understands and acknowledges that the representations, warranties and agreements made in the Financing Documents are made by Purchaser with respect to both Purchaser and the Underlying Beneficial Owner(s), (c) has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under the Subscription Agreement, (d) has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of such Underlying Beneficial Owner's Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Purchaser's resale or other disposition of all the Common Stock, and will make such information available to the Company upon its request and (e) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Common Stock to any person other than the Underlying Beneficial Owner(s).

         (B) Purchaser hereby represents and warrants that the proposed investment in the Company that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owners does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Purchaser, including anti-money laundering laws (a "Prohibited Investment").

         (C) Federal regulations and Executive Orders administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac. Purchaser hereby represents and warrants that neither Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a country, territory, person or entity named on an OFAC list, nor is Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.

         (D) Purchaser represents and warrants that neither Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. ss.5311 et seq.), as amended, and any regulations promulgated thereunder.

                  (E) Purchaser agrees promptly to notify the Company should Purchaser become aware of any change in the information set forth in paragraphs
(A) through (D).

                  (F) Purchaser agrees to indemnify and hold harmless the Company, its affiliates, their respective directors, officers, shareholders, employees, agents and representatives (each, an "Indemnitee") from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) (collectively, "Damages") which may result, directly or indirectly, from Purchaser's misrepresentations or misstatements contained herein or breaches hereof relating to paragraphs (A) through (D).

                  (G) Purchaser understands and agrees that, notwithstanding anything to the contrary contained in any document (including any side letters or similar agreements), if, following Purchaser's investment in the Company, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and Purchaser shall have no claim against any Indemnitee for any form of Damages as a result of such forced redemption or other action.

                  (H) Upon the written request from the Company, Purchaser agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. Purchaser understands and agrees that the Company may release confidential information about Purchaser and, if applicable, any Underlying Beneficial Owner(s) or Related Person(s) to any person, if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.

5. Brokers and Finders.

         The Company shall not be obligated to pay any commission, brokerage fee or finder's fee based on any alleged agreement or understanding between Purchaser and a third person in respect of the transactions contemplated hereby. Purchaser hereby agrees to indemnify the Company against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between Purchaser and such third person, whether express or implied from the actions of Purchaser.


6. Indemnification.

         Purchaser hereby agrees to indemnify and defend (with counsel acceptable to the Company) the Company and its officers, directors, employees and agents and hold them harmless from and against any and all liability, loss, damage, cost or expense, including costs and reasonable attorneys' fees, incurred on account of or arising from:

         (i) Any breach of or inaccuracy in Purchaser's representations, warranties or agreements herein or in the Subscription Application; and

         (ii) Any action, suit or proceeding based on a claim that any of Purchaser's representations and warranties in the Subscription Application were inaccurate or misleading, or otherwise cause for obtaining damages or redress from the Company or any officer, director, employee or agent of the Company under the Securities Act.

7. Piggy-Back Registration Rights.

        If the Company at any time proposes for any reason to register its restricted common stock under the Securities Act of 1933, as amended (the "Act") (other than on Form S-4 or Form S-8 promulgated under the Act or any successor forms thereto), it shall promptly give written notice to Purchaser of its intention to so register such common stock and, upon Purchaser's written request, given within 30 days after delivery of any such notice by the Company, to include in such registration some or all of the Common Stock ("Registrable Shares") (which request shall specify the number of shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if a managing underwriter advises the Company that the inclusion of all Registrable Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the common stock proposed to be registered by the Company, then the number of Registrable Shares proposed to be included in such registration shall be reduced accordingly.

8. Successors and Assigns.

         This Agreement shall bind and inure to the benefit of the Company, Purchaser and their respective successors and assigns.

9. Entire Agreement.

         This Agreement and the other writings and agreements referred to in this Agreement or delivered pursuant to this Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

10. Notices.

         All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  if to the Company, to:

                                Star Computing Limited (VitroTech Corporation) 5 Hutton Centre Drive Suite 700
                                Santa Ana, CA 92707
                                Attn: Jess Rae Booth

                                with a copy to:

                                Richardson & Patel LLP
                                10900 Wilshire Blvd., Suite 500
                                Los Angeles, CA 90024
                                Telecopier: (310) 208-1154
                                Attention: Kevin K. Leung, Esq.

                  if to Purchaser, to:

                           the address of Purchaser set forth on the signature page hereto;

or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this Section 10. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

11.      Amendments.

         This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of the Company and Purchaser.

12. Governing Law; Waiver of Jury Trial.

         All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of California without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

         BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

13. Submission to Jurisdiction.

         Any legal action or proceeding with respect to this Agreement or the other Financing Documents may be brought in the courts of the State of California and the United States of America located in the City of Los Angeles, California, U.S.A. and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Purchaser hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Purchaser hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.

14. Severability.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

15. Independence of Agreements, Covenants, Representations and Warranties.

         All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder. The exhibits and any schedules attached hereto are hereby made part of this Agreement in all respects.

16. Counterparts.

         This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

17. Headings.

         The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18. Expenses.

         Purchaser shall pay Purchaser's own fees and expenses incurred in connection with the preparation, negotiation, execution and delivery of the Financing Documents.

19. Preparation of Agreement.

         The Company prepared this Agreement and the Subscription Application solely on its behalf. Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.


                                    * * * * *

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of the date first written above.

                                COMPANY:

                                STAR COMPUTING LIMITED



                                By: __________________________
                                    Name:
                                    Title:



PURCHASER:

------------------------------          --------------------------------
Name of Purchaser (Individual or        Name of Individual representing
  Institution)                          Purchaser (if an Institution)


------------------------------          --------------------------------
Title of Individual representing        Signature of Individual Purchaser or
  Purchaser (if an Institution)         Individual representing Purchaser


                                        Address:
                                        --------------------------------

                                        Telephone:
                                        --------------------------------

                                        Telecopier:
                                        --------------------------------


Number of Shares  Aggregate Purchase Price


---------------   $--------------------------

                                    EXHIBIT A

                        EXECUTED SUBSCRIPTION APPLICATION

                                 (see attached)



                             STAR COMPUTING LIMITED
                            SUBSCRIPTION APPLICATION


                         (for Accredited Investors Only)


Name of Subscriber.................................   __________________________

Name of Co-Subscriber, if any......................   __________________________

Address of Subscriber(1)...........................   __________________________

                                                      --------------------------

Address of Co-Subscriber (if different)(1).........   __________________________

                                                      --------------------------

Aggregate number of shares of Common Stock            ___________________
subscribed to purchase.............................

Check enclosed (or wire transfer) in the amount of.
                                                      $------------------

(1) Permanent legal residence and domicile (other than Post Office Box) if the Subscriber is an individual, or permanent principal legal executive offices and place of business (other than Post Office Box) if the Subscriber is an entity.


                            Personal and Confidential

         The undersigned (the "Subscriber") hereby makes application to purchase from STAR COMPUTING LIMITED., a Nevada corporation (the "Company"), _______ shares of the Company's Common Stock (the "Subscribed Shares") and a warrant to purchase additional shares of the Company's Common Stock (the "Warrant"), pursuant to a Securities Purchase Agreement in substantially the form attached hereto as Exhibit A (the "Agreement"). The Subscriber understands and agrees that this Subscription Application to purchase the Subscribed Shares is binding and irrevocable on the Subscriber's part, and that acceptance by the Company shall be in its sole discretion and otherwise in accordance with the terms set forth in this Subscription Application and the Agreement (the Agreement and this Subscription Application are sometimes referred to collectively herein as the "Offering Materials").

                       [SUBSCRIBER QUESTIONNAIRE FOLLOWS]

1.      CONFIDENTIAL SUBSCRIBER INFORMATION




--------------------------------------------------------------------------------------------------------------------------
Name of Subscriber

--------------------------------------------------------------------------------------------------------------------------
If Subscriber is an Entity Provide Name                     Year Formed               State of Formation

--------------------------------------------------------------------------------------------------------------------------
Street Address                          City                                                   Zip

--------------------------------------------------------------------------------------------------------------------------
Subscriber SS# or EIN/TIN       Cell Phone Number     Work Phone Number      Home Phone Number

--------------------------------------------------------------------------------------------------------------------------
Subscriber's Age          Date of Birth                  Married (Y/N)/Divorced                      # of Dependants

--------------------------------------------------------------------------------------------------------------------------
Name and Address of Subscriber's Current Employer

--------------------------------------------------------------------------------------------------------------------------
Type of Business of Subscriber            Position/Title                                         Number of Years

--------------------------------------------------------------------------------------------------------------------------
College/Degree                            Graduate School/Degree                                    Professional Licenses

--------------------------------------------------------------------------------------------------------------------------
List Previous Investment Experience
Number of Years

--------------------------------------------------------------------------------------------------------------------------
List Previous Private Placement Investments                     Total Invested

--------------------------------------------------------------------------------------------------------------------------
List any Securities Currently                                   Owned                           Total Value

--------------------------------------------------------------------------------------------------------------------------
How does Subscriber Know the Company?

--------------------------------------------------------------------------------------------------------------------------
Name of Primary Financial Institution                         Address                           Phone Number

---------------------------------------------------------------------------------
Name in which Subscribed Shares will be Held.  (check one below)
|_| Individually |_| A married man(woman) as his(her) separate property |_| Community property
|_| JTWROS |_| Tenants in common |_| Other (Describe):  ____________________________________

---------------------------------------------------------------------------------
Aggregate Number of Subscribed Shares                        Amount Invested ($)

---------------------------------------------------------------------------------
Subscriber's
Signature
Date


2.      SUBSCRIBER'S ACCREDITED STATUS

         (a) Accredited Investor (Regulation D). The Subscriber is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as follows: [Please initial one or more of the following provisions describing the Subscriber's Accredited Investor status as may be applicable.]

         (b) Individuals. (Check all that apply)

                  |_| The Subscriber's individual net worth* or combined net worth* with his or her spouse exceeds $1,000,000;

                  |_| The Subscriber's individual income,** exclusive of any income attributable to his or her spouse, was in excess of $200,000 for the two most recent calendar years preceding the calendar year of this Subscription Application, and the Subscriber reasonably expects an income,** exclusive of any income attributable to his or her spouse, in excess of $200,000 in the current calendar year; and/or (3) the Subscriber's combined income** with his or her spouse was in excess of $300,000 for the two most recent calendar years preceding the calendar year of this Subscription Application and the Subscriber and his or her spouse reasonably expect a combined income** in excess of $300,000 in the current calendar year.

                  * For purposes of this Subparagraph, the term "net worth" means the excess of total value (including principal residence, home furnishings and automobiles at fair market value) over total liabilities. In computing net worth, the fair market value of the principal residence of the Subscriber shall be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances.

                  ** The Subscriber may determine income by adding to his, her or its adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions or claims for depletion, contributions to an IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

         (c)      Entities. (Check all that apply)

                  (i) |_| Entity With Value Exceeding $5 Million. The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar business trust which:
(1) was not formed for the specific purpose of acquiring the Subscribed Shares, and (2) has total assets in excess of $5,000,000.

                  (ii) |_| Entity Comprised of Accredited Investors. The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar business trust in which all of the Subscriber's equity owners are Accredited Investors.

                  (iii) |_| Revocable Trust. The Subscriber is a revocable trust (also commonly known as a family or living trust) established to facilitate the distribution of the estate of the settlors (grantors): (1) which may be revoked or amended at any time by the settlors (grantors); (2) which passes all tax benefits of investments made by such trust through to the settlors (grantors) individually; and (3) in which all of the settlors (grantors) are Accredited Investors.

                  (iv) |_| Trust Whose Assets Exceed $5 Million. The Subscriber is a trust that has total assets in excess of $5,000,000, and the person making the investment decision on behalf of the trust has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Subscribed Shares.

                  (v) |_| Financial Institution as Trustee. The Subscriber is a financial institution which: (1) is a bank, savings and loan association, or other regulated financial institution; (2) is acting in its fiduciary capacity as trustee; and (3) is subscribing for the purchase of the Subscribed Shares on behalf of the subscribing trust.

                  (vi) |_| Employee Benefit Plan (including Keogh Plan) With Self-Directed Investments and Segregated Accounts. The Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and: (1) such plan is self directed and provides for segregated accounts; (2) the investment decision to purchase the Subscribed Shares is being made by a plan participant who is an Accredited Investor; and
(3) the investment in the Subscribed Shares is being made solely on behalf of such Accredited Investor.

                  (vii) |_| Employee Benefit Plan (including Keogh Plan) With Financial Institution As Trustee. The Subscriber is an employee benefit plan within the meaning of ERISA, and the decision to invest in the Subscribed Shares was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser.

                  (viii) |_| Employee Benefit Plan (including Keogh Plan) With Assets Exceeding $5 Million. The Subscriber is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.

                  (ix) |_| Tax Exempt 501(c)(3) Organization. The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, which organization was not formed for the specific purpose of acquiring the Subscribed Shares, and which organization has total assets in excess of $5,000,000.

                  (x) |_| Bank.  The  Subscriber  is a bank as  defined  in
Section 3(a)(2) of the Securities Act.

                  (xi) |_| Savings and Loan Association. The Subscriber is a savings and loan association or other institution as defined in Section 3(a)(5)(i) of the Securities Act.

                  (xii) |_| Insurance Company. The Subscriber is an insurance company as defined in Section 2(14) of the Securities Act.

                  (xiii) |_| Investment Company. The Subscriber is an investment company registered under the Investment Company Act of 1940.

                  (xiv) |_| Business Development Company. The Subscriber is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

                  (xv) |_| Small Business Investment Company. The Subscriber is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  (xvi) |_| Private Business Development Company. The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  (xvii) |_| Registered Broker or Dealer. The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

3.       REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

         The Subscriber and, if the Subscriber is an entity, each of its officers, directors, partners, managers, members, trustees, beneficial owners, principals and/or agents, hereby represent and warrant to the Company, each of which is deemed to be a separate representation and warranty, as follows:

         (a) Residence. The Subscriber's permanent legal residence and domicile, if the Subscriber is an individual, or permanent legal executive offices and principal place of business, if the Subscriber is an entity, was and is at the address designated on the cover page of this Subscription Application at both the time of the "offer" and the time of the "sale" of the Subscribed Shares to the Subscriber.

         (b) Age. The Subscriber, if a natural person, is age eighteen (18) or over.

         (c) Knowledge and Experience; Sophistication (Regulation D; Blue Sky). The Subscriber (together with his, her and/or its Advisors (as defined in subsection (f) below)) has such knowledge and experience in business, financial and tax matters including, in particular, investing in private placements of securities in companies similar to the Company, so as to enable them to utilize the information made available to them in connection with this offering to: (i) evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto; and (ii) to reasonably be assumed to have the capacity to protect the Subscriber's own interests in connection with the transaction contemplated by this Subscription Application.

         (d) Minimum Net Worth (Blue Sky). An investment in the Subscribed Shares will not exceed ten percent (10%) of the Subscriber's net worth if the Subscriber is an entity, or joint net worth with his or her spouse if the Subscriber is a natural person.

         (e) Receipt and Review of Offering Materials. The Subscriber: (i) has received the Offering Materials; and (ii) has read each of the Offering Materials in its entirety and fully understands the matters discussed therein and the terms of thereof.

         (f) Independent Review of Investment Merits; Due Diligence. During the course of the transactions contemplated by this offering, and before purchasing the Subscribed Shares: (i) the Subscriber had the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors (collectively, the "Advisors"), each of whom are independent of the Company and its advisors and agents (including its legal counsel) to: (1) review the terms and conditions of this Subscription Application, the Agreement, and the information and disclosures contained herein and therein; (2) conduct such due diligence review as the Subscriber and/or such Advisors deemed necessary or advisable, and (3) to provide such opinions as to (A) the investment merits of a proposed investment in the Subscribed Shares; (B) the tax consequences of the purchase of the Subscribed Shares and the subsequent disposition of the Subscribed Shares; and
(C) the effect of same upon the Subscriber's personal financial circumstances, as the Subscriber and/or such Advisors may deem advisable; and (ii) to the extent the Subscriber availed himself, herself or itself of this opportunity, received satisfactory information and answers from such Advisors.

         (g) Opportunity to Ask Questions and to Review Documents, Books and Records; Opportunity to Meet with Representatives of the Company; Full Satisfaction. Without limiting the generality of subsections (e) and (f) above, during the course of the transaction contemplated by this Subscription Application, and before purchasing the Subscribed Shares, the Subscriber and/or his, her or its Advisors had the opportunity, to the extent they determined to be necessary or relevant in order to verify the accuracy of the information contained in the Offering Materials and/or to evaluate the merits of an investment in the Subscribed Shares: (i) to be provided with financial and other written information about the Company (in addition to that contained in the Offering Materials) to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense; (ii) to meet with representatives of the Company and to ask questions and receive answers concerning the terms and conditions of the Offering Materials, an investment in the Subscribed Shares, and the business of the Company and its finances; (iii) to review all documents, books and records of the Company; and
(iv) to the extent the Subscriber and/or his, her or its Advisors availed themselves of this opportunity, received satisfactory information and answers.

         (h) Risk Factors. The Subscriber understands and acknowledges that the purchase of the Subscribed Shares involves a number of significant risks and that the Subscriber may lose the Subscriber's entire investment in the Subscribed Shares.

         (i) Acceptance of Investment Risks. The Subscriber understands and acknowledges that: (i) an investment in the Subscribed Shares: (1) is a speculative investment with a high degree of risk of loss and the Subscriber must, therefore, be able to presently afford a complete loss of this investment;
(2) the Subscriber must be able to hold the Subscribed Shares indefinitely;  and
(3) it may not be possible for the Subscriber to liquidate the Subscribed Shares in the case of emergency and/or other need and the Subscriber must, therefore, have adequate means of providing for the Subscriber's current and future needs and personal contingencies, and have no need for liquidity in this investment; and (ii) the Subscriber has evaluated the Subscriber's financial resources and investment position in view of the foregoing, and is able to bear the economic risk of an investment in the Subscribed Shares.

         (j) Shares Purchased For Subscriber's Own Account. The Subscriber is purchasing the Subscribed Shares: (i) as principal and not by any other person;
(ii) with the Subscriber's own funds and not with the funds of any other person; and (iii) for the account of the Subscriber, and not as a nominee or agent and not for the account of any other person. The Subscriber is purchasing the Subscribed Shares for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition. No person other than the Subscriber will have any interest, beneficial or otherwise, in the Subscribed Shares, and the Subscriber is not obligated to transfer the Subscribed Shares to any other person nor does the Subscriber have any agreement or understanding to do so. The Subscriber understands that the Company is relying in material part upon the Subscriber's representations as set forth in the Agreement and herein for purposes of claiming the "Federal Exemptions" or "Blue Sky Exemptions" (as those are defined in subsection (l) below), and that the basis for such exemptions may not be presented if, notwithstanding the Subscriber's representations, the Subscriber has in mind merely acquiring the Subscribed Shares for resale of such Subscribed Shares upon the occurrence or nonoccurrence of some predetermined event, and the Subscriber has no such intention.

         (k) Compliance With Investment Laws. The Subscriber has complied with all applicable investment laws and regulations in force relating to the legality of an investment in the Subscribed Shares by the Subscriber in any jurisdiction in which he, she or it purchases the Subscribed Shares or is otherwise subject, and has obtained any consent, approval or permission required of him, her or it for the purchase of the Subscribed Shares under such investment laws and regulations.

         (l) Subscribed Shares Not Registered. The Subscriber understands and acknowledges that: (i) the Subscribed Shares have not been, and when issued will not be, registered with the Securities and Exchange Commission (the "Commission") under Section 5 of the Securities Act in reliance upon one or more exemptions afforded by the Securities Act and/or rules promulgated by the Commission pursuant thereto which may be selected by the Company in its sole discretion including, without limitation (collectively and severally, the "Federal Exemptions"): (1) Section 4(2) of the Securities Act for private offerings; and (2) Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act for private offerings; and (ii) the Subscribed Shares have not been, and when issued will not be, registered or qualified with any applicable state or territorial securities regulatory agency in reliance upon one or more exemptions afforded from registration or qualification afforded under the securities laws of such state or territory (the "Blue Sky Laws") which exemptions may be selected by the Company in its sole discretion (collectively and severally, the "Blue Sky Exemptions").

         (m) Resale Restrictions On Subscribed Shares Pursuant to Securities Laws. The Subscriber understands and acknowledges that: (i) should the Company elect to rely upon the exemptions afforded by Rule 506 under Regulation D, the Subscribed Shares will be classified, pursuant to Rule 502(d) of Regulation D of the Securities Act, as "restricted securities" acquired in a transaction under
Section 4(2) of the Securities Act, which cannot be sold without registration under the Securities Act or an exemption therefrom such as, by way of example and not limitation: (1) Section 4(1) of the Securities Act; (2) the so-called "Section 4(1 1/2) Exemption" to the Securities Act which, pursuant to Section 4(1) of the Securities Act, exempts from the provisions of the Securities Act requiring the registration of securities certain "private sales" which are effectuated in a manner similar to private placements by issuers under Section 4(2) of the Securities Act; and (3) Rule 144 and/or Rule 144A to the Securities Act; (ii) if the Subscriber is an "Affiliate" of the Company (as such term is defined below), he, she or it generally will not be able to sell, transfer, assign, or otherwise dispose of the Subscribed Shares except under Rule 144;
(iii) should the Company rely upon the exemption afforded by Section 3(a)(11) of the Securities Act and Rule 147 promulgated pursuant thereto for intrastate offerings, the Subscriber will not be able to sell, transfer, assign or otherwise dispose of the Subscribed Shares for a period of at least nine (9) months from the date of the last sale by the Company of its securities as part of an offering, including the offering of the Subscribed Shares contemplated by this Subscription Application, to any person who is not a resident of the state where the Subscriber is domiciled; and (iv) the Subscribed Shares will also be subject to applicable state securities laws that may require registration or qualification of the Subscribed Shares in connection with their resale, unless an exemption from such registration or qualification is available. In general, an "Affiliate" is defined as a person who is a director or officer of a company, or who directly or indirectly controls a company. As a rule of thumb, ownership of 10% or more of a company's voting stock generally will be deemed to constitute control, while ownership of less than 5% of a company's voting stock will generally not be deemed to constitute control.

                  (n) Satisfaction of Counsel of Company As to Transfers of Subscribed Shares. The Subscriber understands and acknowledges that: (i) prior to any sale, transfer, assignment, pledge, hypothecation or other disposition of the Subscribed Shares, the Subscriber must either: (1) furnish the Company with a detailed explanation of the circumstances surrounding the proposed disposition; furnish the Company with an opinion of legal counsel (which may be the Company's), in form and substance reasonably satisfactory to the Company and its legal counsel, to the effect that such disposition is exempted from the registration and prospectus delivery requirements under the Securities Act and the securities laws of the state in which the Subscriber is then resident; and legal counsel for the Company shall have concurred in such opinion and the Company shall have advised the Subscriber of such concurrence; or (2) satisfy the Company that a registration statement on Form S-1, Form SB-1, or Form SB-2 under the Securities Act (or any other form appropriate under the Securities Act, or any form replacing any such form) with respect to the Subscribed Shares proposed to be so disposed of shall then be effective, and that such disposition shall have been appropriately qualified or registered in accordance with the applicable Blue Sky Laws; and (ii) notwithstanding the foregoing, if in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Application or the Agreement, the Company may refuse to transfer the Subscribed Shares until such time as counsel for the Company is of the opinion that such transfer: (1) will not require registration of the Shares under the Securities Act, and registration or qualification of the Subscribed Shares under the applicable Blue Sky Laws; or (2) will otherwise comply with the Securities Act or the applicable Blue Sky Laws with respect to the sale or transfer of the Subscribed Shares. The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Subscribed Shares that is not in all respects in compliance with this Subscription Application, and the Company intends to make an appropriate notation in its records to that effect.

         (o)  Legend  on  Certificates  to  Comply  with  Securities  Laws.  The
Subscriber understands and agrees that the certificates representing the Subscribed Shares, when issued, shall bear such legend as the Company may deem reasonably necessary or advisable to facilitate compliance with the Securities Act and the securities laws of the state or territory of the Subscriber's residence, including, without limitation, substantially the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION AFFORDED BY THE SECURITIES ACT AND/OR RULES PROMULGATED BY THE COMMISSION PURSUANT THERETO. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE ALSO NOT BEEN REGISTERED OR QUALIFIED (AS THE CASE MAY BE) UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES (THE "BLUE SKY LAWS"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION (AS THE CASE MAY BE) AFFORDED UNDER SUCH SECURITIES LAWS. NEITHER THE COMMISSION NOR ANY SECURITIES REGULATORY AGENCY OF ANY STATE OR TERRITORY OF THE UNITED STATES HAS REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED BY THIS CERTIFICATE, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.

         THESE SECURITIES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, OR OFFERED FOR SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION, WITHIN THE UNITED STATES OR ANY OF ITS TERRITORIES OR TO A UNITED STATES PERSON, UNLESS: (i) THE SECURITIES ARE REGISTERED PURSUANT TO SECTION 5 OF THE SECURITIES ACT AND/OR REGISTERED OR QUALIFIED PURSUANT TO ANY APPLICABLE BLUE SKY LAWS; OR (ii) THE PROPOSED TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION PROVISIONS OF ANY APPLICABLE BLUE SKY LAWS. AS A RESULT, THESE SECURITIES ARE SUITABLE ONLY FOR CERTAIN SOPHISTICATED AND QUALIFIED INVESTORS WHO CAN BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

         (p) Completeness and Accuracy of Information. All information which the Subscriber has heretofore furnished or furnishes herewith to the Company or its agents is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offer and sale of the Subscribed Shares to the Subscriber in particular.

         (q) Material Changes in Information. The Subscriber will notify and supply corrective information to the Company immediately upon the occurrence of any material change(s) in any information provided by the Subscriber to the Company occurring prior to the Closing, (as defined in the Agreement), of the purchase by the Subscriber of the Subscribed Shares.

         (r) Cooperation. Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

         (s) Offering Representations and Communications. No person has provided any information (other than the Offering Materials) or made any oral or written representations or warranties to the Subscriber and/or his, her or its Advisors, if any, about the Company, the Subscribed Shares or this offering, other than as stated in Section 3 of the Agreement.

         (t) Reliance Upon Offering Materials and Information Provided. In evaluating the suitability of an investment in the Subscribed Shares, the Subscriber has not relied upon, and agrees that he/she/it may not rely upon, any representation, warranty or other information (oral or written) other than as stated in Section 3 of the Agreement.

         (u) No Awareness of Public Advertising. The Subscriber is unaware of, is in no way relying on, and did not become aware of this offering, through or as a result of any form of public advertising including, without limitation, any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television or radio, or otherwise generally disseminated or distributed).

         (v) No General Solicitation. The Subscriber did not subscribe to purchase the Subscribed Shares, or become aware of this offering, through or as the result of any public or promotional seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

         (w) |_| Pre-Existing Relationship with Company. The Subscriber, by initialing this box, represents that he, she or it has a pre-existing personal or business relationship* with the Company or any of its managers, officers or controlling persons.

                  * The term "pre-existing personal or business relationship" includes any relationship consisting of personal or business contacts of a nature and duration which would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom the relationship exists.

         (x) Investment Knowledge. Does Subscriber believe that he/she/it has sufficient knowledge and experience in financial and business matters so that he/she/it is capable of evaluating the merits or risks of this investment? |_|Yes |_|No

         WHEREFORE, the Subscriber, as of the date set forth below, is deemed to have executed this Industries International, Incorporated Subscription Application in the City of _________________, County of _________________, State
of ________________________, Country of _____________________.



                                SUBSCRIBER:


                                By:
                                   -----------------------------------------
                                   (Signature)

                                Print Name:
                                           ---------------------------------

                                Print Title:
                                            --------------------------------

                                Date:
                                     ---------------------------------------

                                    EXHIBIT B

                                 FORM OF WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                          COMMON STOCK PURCHASE WARRANT


                To Purchase __________ Shares of Common Stock of

                             STAR COMPUTING LIMITED

         THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") CERTIFIES that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after _______________ (the "Initial Exercise Date") and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Star Computing Limited, a corporation incorporated in the State of Nevada (the "Company"), up to ____________ shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $3.00 subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), among the Company and the purchasers signatory thereto.

         1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

         2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. Exercise of Warrant.

              (a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Certificates for shares purchased hereunder shall be delivered to the Holder within 15 Trading Days from the delivery to the Company of the Notice of Exercise Form by facsimile copy, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above.

              (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

              (c) Subject to the provisions of this Section 3, if the closing price for each of any thirty consecutive Trading Days after the Effective Date (the "Measurement Price") exceeds $5.00 (the "Threshold Price"), then the Company may, within two Trading Days of such period, call for cancellation of all or any portion of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a "Call"). To exercise this right, the Company must deliver to the Holder an irrevocable notice (a "Call Notice") indicating therein the portion of unexercised portion of this Warrant to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise and, within 3 Trading Days after the Call Date (as defined below), payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank shall not have been received by the Company from and after the date of the Call Notice, will be cancelled at 6:30 p.m. (Los Angeles time) on the 30th Trading Day after the date the Call Notice is received by the Holder (such date, the "Call Date"). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered from the time of delivery of the Call Notice through 6:30 p.m. (Los Angeles time) on the Call Date. The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if (x) this Warrant then permits the Holder to acquire 100 Warrant Shares, (y) a Call Notice pertains to 75 Warrant Shares, and (z) prior to 6:30 p.m. (New York City time) on the Call Date the Holder tenders a Notice of Exercise in respect of 50 Warrant Shares, then (1) on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, (2) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and (3) the Holder may, until the Termination Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 3, the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise. Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Call Notice or require the cancellation of this Warrant (and any Call Notice will be void), unless, from the beginning of the 30 consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the Call Date, (i) the Company shall have honored in accordance with the terms of this Warrant all Notices of Exercise delivered by 6:30 p.m. (Los Angeles time) on the Call Date, (ii) a registration statement filed with the Securities Exchange Commission shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Holder for the resale all such Warrant Shares, and (iii) the Common Stock shall be listed or quoted for trading on the Trading Market.




              (d) The term: "Trading Day" means a day on which the Common Stock is traded or quoted on a Trading Market, provided, that in the event that the Common Stock is not listed or quoted on a Trading Market, then Trading Day shall mean a business day. The term "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.


         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         7. Transfer, Division and Combination.

              (a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

              (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

              (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

              (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

              (e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and
(iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. Stock Splits. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) cash equal to the value of this Warrant as determined in accordance with the Black Scholes option pricing formula. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

         16. Miscellaneous.

              (a) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

              (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

              (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

              (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

              (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

              (f) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

              (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

              (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

              (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

              (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  _______, 2004

                                        STAR COMPUTING LIMITED



                                        By: ____________________________________
                                        Name:
                                        Title:

                               NOTICE OF EXERCISE

To:      Star Computing Limited

         (1) The undersigned hereby elects to purchase ________ Warrant Shares of Star Computing Limited pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Payment shall take the form of (check applicable box):

                           [  ] in lawful money of the United States; or

                           [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

         (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                           -------------------------------


The Warrant Shares shall be delivered to the following:

                           -------------------------------

                           -------------------------------

                           -------------------------------

         (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                                    [PURCHASER]


                                    By: ______________________________
                                    Name:
                                    Title:

                                    Dated:  ________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                           Dated:  ______________, _______


                           Holder's Signature: __________________________

                           Holder's Address:_____________________________


                           --------------------------------------------



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.